UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

SILICON STORAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Kifer Road Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 19, 2010, the United States District Court for the Northern District of California preliminarily approved a proposed settlement of federal and state derivative litigation originally filed in 2005 and 2006 relating to certain prior option grant practices of Silicon Storage Technology, Inc., or SST, subject to final approval at a hearing scheduled for April 9, 2010. The terms of the proposed settlement are described in a Stipulation of Settlement dated February 1, 2010, which is filed as Exhibit 99.1 to this Current Report on Form 8-K. On February 25, 2010, SST published a notice of proposed settlement of derivative litigation in Investor’s Business Daily, which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Stipulation of Settlement, dated February 1, 2010.

99.2	Notice of Proposed Settlement of Derivative Litigation, dated February 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated February 25, 2010

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ JAMES B. BOYD
James B. Boyd
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit Number	Description

99.1	Stipulation of Settlement, dated February 1, 2010.

99.2	Notice of Proposed Settlement of Derivative Litigation, dated February 25, 2010.